Income Taxes - Components of Tax Effects of Temporary Differences and Operating Loss Carryforwards Including Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Details) - USD ($)
$ in Thousands
	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Accrued expenses	$ 1,412	$ 751
Deferred rent	20	16
Stock compensation	360	386
Charitable contributions	2	1
Capitalized patents and licenses	1,225	1,474
R&D credits	3,333	1,451
Net operating loss carryforwards	23,556	16,844
Deferred tax assets	29,908	20,923
Deferred tax liabilities
Property, plant and equipment, primarily due to differences in depreciation	(21)	(13)
Deferred tax liabilities	(21)	(13)
Valuation allowance	$ (29,887)	$ (20,910)